SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 15, 2003
                                                 ---------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

       Pennsylvania             000-22537-01         23-2215075
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(State or other jurisdiction    (Commission     (I.R.S. Employer
     of incorporation)          File Number)       Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA        19512
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               (Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code (610) 367-6001
                                                   --------------


                                       N/A
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         (Former name or former address, if changed since last report)








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Item 7.  Financial Statements and Exhibits.
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(c) Exhibits.
    ---------

     99   - Press Release dated July 15, 2003, of National Penn Bancshares, Inc.
            (furnished pursuant to Items 9 and 12 hereof).

Item 9.  Regulation FD Disclosure.  (Information is being provided under Item 12
---------------------------------
as well as under Item 9.)

         On July 15, 2003, National Penn Bancshares, Inc. issued a press release reporting on its results of operations for the quarter ended June 30, 2003. This press release is furnished in this report, pursuant to Items 9 and 12 hereof, as
Exhibit 99.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONAL PENN BANCSHARES, INC.


                                          By    /s/Wayne R. Weidner
                                            ---------------------------
                                            Name:  Wayne R. Weidner
                                            Title: Chairman, President
                                                   and CEO


Dated:  July 15, 2003





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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                              Description
--------------                              -----------

     99             Press   Release  dated  July  15,  2003,  of  National  Penn
                    Bancshares, Inc. (furnished pursuant to Items 9 and 12 hereof).





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